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EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-8 No. 333-07295) pertaining to the 1993 Stock Option Plan, 1996 Directors' Stock Option Plan and Employees and Consultants Stock Option Agreement/Plan of the Registrant,

  (2)
  Registration Statement (Form S-8 No. 333-58303) pertaining to the 1993 Stock Option Plan and 1998 Employee Stock Purchase Plan of the Registrant,

  (3)
  Registration Statements (Form S-8 Nos. 333-87369 and 333-44736) pertaining to the 1993 Stock Option Plan of the Registrant,

  (4)
  Registration Statement (Form S-8 No. 333-86644) pertaining to the 1996 Directors' Stock Option Plan and 1998 Employee Stock Purchase Plan of the Registrant,

  (5)
  Registration Statements (Form S-8 Nos. 333-110152, 333-127073, and 333-169473) pertaining to the 2003 Stock Plan of the Registrant,

  (6)
  Registration Statement (Form S-8 No. 333-120505) pertaining to the 1998 Employee Stock Purchase Plan of the Registrant,

  (7)
  Registration Statement (Form S-8 No. 333-152811) pertaining to the 2003 Stock Plan and 2008 Employee Stock Purchase Plan of the Registrant,

  (8)
  Registration Statements (Form S-3 Nos. 333-113858, 333-120502, and 333-156840) of the Registrant and in the related Prospectuses, and

  (9)
  Registration Statement (Form S-8 No. 333-175765) pertaining to the 2008 Employee Stock Purchase Plan and stand-alone assumed options of the Registrant,

  of our reports dated March 15, 2012, with respect to the consolidated financial statements of Astex Pharmaceuticals, Inc. and the effectiveness of internal control over financial reporting of Astex Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) of Astex Pharmaceuticals, Inc. for the year ended December 31, 2011.

/s/ ERNST & YOUNG LLP

Redwood City, California
March 15, 2012

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  EXHIBIT 23.1